Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Schedule of Earnings Per Share, Basic and Diluted

	Year Ended
	December 31,
	2013	2012	2011
Earnings for basic and diluted earnings per common Class A share:
Net income	$98,350	$7,412	$3,742
Net income attributable to non-controlling interests	95,749	7,412	3,742
Net income attributable to common stockholders	$2,601	$-	$-

Shares:
Average Class A shares used in basic and diluted computation(1)	2,500,000	N/A	N/A

Earnings per common Class A share
Basic and diluted	$1.04	N/A	N/A
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(1) Reflects the 2,500,000 shares of Class A common stock offered in the IPO. Shares of Class B common stock were subject to a lockup pursuant to an agreement with the underwriter in connection with the IPO. The lock up period expired during the 3 months ended December 31, 2013; however, these shares were excluded from the computation of diluted net income per share computation because they were anti-dilutive.